EXHIBIT 10.14

                           TENTH AMENDMENT TO RESTATED
                       BUSINESS LOAN AGREEMENT AND WAIVER


      THIS TENTH AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT AND WAIVER (the "Amendment") is entered into as of March 31, 2000, between FRESH AMERICA CORP., a Texas corporation ("BORROWER"), the "SUBSIDIARY/DEBTORS" (herein so called) named on the signature pages of this Amendment, and BANK OF AMERICA, N.A., formerly Bank of America NT & SA, successor in interest by merger with Bank of America, N.A., formerly NationsBank, N.A. ("BANK").

      Borrower and Bank entered into the Restated Business Loan Agreement dated February 2, 1998 (as amended, extended, renewed, or restated, the "LOAN Agreement"), providing Borrower with a revolving line of credit. Borrower has requested Bank to amend certain provisions of the Loan Agreement as provided in PARAGRAPHS 2 AND 6 below and the other Loan Documents as provided herein, and provide certain waivers as provided in PARAGRAPH 3 below, and Bank has, upon and subject to the terms of this Amendment, agreed to those amendments and waivers. Accordingly, for adequate and sufficient consideration, Bank, Borrower, and Subsidiary/Debtors hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used herein and defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement except as otherwise provided herein.

      2. AMENDMENTS. The Loan Agreement is amended as follows:

           (A) SECTION 2.1(A) is entirely amended as follows:

               During THE AVAILABILITY PERIOD DESCRIBED BELOW, THE BANK WILL PROVIDE A LINE OF CREDIT TO THE BORROWER. THE AMOUNT OF THE LINE OF CREDIT (THE "REVOLVING FACILITY COMMITMENT") IS, FROM MARCH 31, 2000, THROUGH JUNE 29, 2000, $21,000,000, FROM JUNE 30, 2000,
               THROUGH SEPTEMBER 29, 2000, $20,000,000, FROM SEPTEMBER 30, 2000, THROUGH DECEMBER 30, 2000, $18,000,000, AND, THEREAFTER, $16,000,000. EXCEPT AS SPECIFICALLY PROVIDED IN SECTION 10.25(D), ALL REVOLVING FACILITY COMMITMENT REDUCTIONS PROVIDED FOR ELSEWHERE IN THIS AGREEMENT SHALL BE IN ADDITION TO THE REVOLVING FACILITY COMMITMENT REDUCTIONS CONTEMPLATED BY THIS SECTION 2.1(A).

           (B) SECTION 2.1(C) is entirely amended as follows:

               INTENTIONALLY OMITTED.

           (C) SECTIONS 2.4(B) AND (E) are entirely amended to read as follows:

               (B) ANY AMOUNT BEARING INTEREST AT THE EURODOLLAR RATE (AS DESCRIBED BELOW) WILL BE REPAID AT THE END OF EACH APPLICABLE INTEREST PERIOD, PROVIDED THAT (I) NO INTEREST PERIOD MAY END AFTER THE EXPIRATION DATE, AND (II) IF ANY INTEREST PERIOD IS GREATER THAN ONE MONTH, THEN ACCRUED INTEREST IS ALSO DUE AND PAYABLE ON THE DATE ONE MONTH AFTER THE COMMENCEMENT OF THE APPLICABLE INTEREST PERIOD. PROVIDED, HOWEVER, THAT EFFECTIVE MARCH 31, 2000, THE BORROWER MAY NO LONGER ELECT THE EURODOLLAR RATE.

               (e) THE BORROWER WILL PAY ON MARCH 15, 2000, MARCH 30, 2000, JUNE 30, 2000, SEPTEMBER 30, 2000, AND DECEMBER 31, 2000, PRINCIPAL OUTSTANDING UNDER THE REVOLVING NOTE TO THE EXTENT THAT THE PRINCIPAL AMOUNT THEREOF OUTSTANDING ON SUCH DATES PLUS THE OUTSTANDING AMOUNTS OF ANY LETTERS OF CREDIT ON SUCH DATES (INCLUDING THE FACE AMOUNT OF ALL UNDRAWN AND UNCANCELLED LETTERS OF CREDIT AND AMOUNTS DRAWN ON LETTERS OF CREDIT AND NOT YET REIMBURSED), EXCEEDS THE REVOLVING FACILITY COMMITMENT ON SUCH DATES.

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           (C) The first sentence of SECTION 4.1 of the Loan Agreement is entirely amended as follows:

                    THE INTEREST RATE ON THE OUTSTANDING PRINCIPAL AMOUNTS UNDER THE REVOLVING FACILITY COMMITMENT IS EQUAL TO THE LESSER OF EITHER (A) THE MAXIMUM LAWFUL RATE OF INTEREST PERMITTED UNDER APPLICABLE USURY LAWS, NOW OR HEREAFTER ENACTED (THE "MAXIMUM RATE") OR (B) THE RATE THAT IS EQUAL TO THE SUM OF THE BANK'S REFERENCE RATE PLUS THREE PERCENT (3%).

           (D) SECTIONS 6.2(C) AND (D) are entirely amended as follows:

               (C) SIXTY-FIVE PERCENT (65%) OF THE PRESENT AND FUTURE ISSUED AND OUTSTANDING CAPITAL STOCK AND OTHER EQUITY SECURITIES ISSUED BY ALL FOREIGN SUBSIDIARIES OF ANY COMPANY, PURSUANT TO THE SECURITY AGREEMENT OR OTHER SECURITY DOCUMENTS IN FORM AND SUBSTANCE SATISFACTORY TO THE BANK; AND

               (D) FEE SIMPLE INTERESTS OF ANY PRESENT AND FUTURE COMPANY IN ANY REAL PROPERTY (INCLUDING THE REAL PROPERTY OWNED BY BORROWER IN WHICH BANK ONE, TEXAS, N.A. HAS A FIRST LIEN, HEREIN THE "AUSTIN PROPERTY,") PURSUANT TO MORTGAGES OR DEEDS OF TRUST, AS THE CASE MAY BE, IN FORM AND SUBSTANCE ACCEPTABLE TO THE BANK. PROVIDED THAT THE DEED OF TRUST LIEN UPON THE AUSTIN PROPERTY SHALL NOT BE FILED OF RECORD UNTIL THE PRIOR CONSENT OF THE FIRST LIENHOLDER ON SUCH PROPERTY HAS BEEN OBTAINED, WHICH CONSENT THE BORROWER AGREES TO USE ITS GOOD FAITH BEST EFFORTS TO OBTAIN; PROVIDED FURTHER THAT UPON OBTAINING SUCH CONSENT, THE BANK IS HEREBY AUTHORIZED TO FILE SUCH DEED OF TRUST, AND THE BORROWER AGREES TO PROMPTLY PROVIDE TO THE BANK A MORTGAGEE POLICY OF TITLE INSURANCE INSURING THE PRIORITY OF THE BANK'S LIEN ON SUCH PROPERTY IN AN AMOUNT, ISSUED BY A TITLE COMPANY, AND SHOWING A STATE OF TITLE AND EXCEPTIONS THERETO SATISFACTORY TO THE BANK.

           (E) SECTIONS 10.3(E) AND 10.3(F) are entirely amended as follows:

               (E)  MONTHLY WITHIN THIRTY (30) DAYS AFTER THE LAST AND FIFTEENTH
                    (15TH) DAY OF THE APPLICABLE MONTH, A BORROWING BASE REPORT SETTING FORTH THE RESPECTIVE AMOUNTS OF ACCEPTABLE RECEIVABLES, ACCEPTABLE GROWER CONTRACT RECEIVABLES, AND ACCEPTABLE INVENTORY AS OF THE LAST DAY OF EACH CALENDAR MONTH OR ANY MORE RECENT DATE FOR WHICH SUCH INFORMATION MAY BE AVAILABLE, TOGETHER WITH THE CALCULATION OF THE ADJUSTED BORROWING BASE. THE REPORT PROVIDED AS OF THE FIFTEENTH
                    (15TH) DAY OF EACH MONTH MAY INCLUDE ESTIMATES BASED ON HISTORICAL INFORMATION AS RESPECTS PACA AND COMPARABLE STATE LAW CLAIMANTS' CLAIMS. ANY BORROWING BASE REPORT WHICH HAS BEEN TIMELY DELIVERED SHALL REMAIN IN EFFECT UNTIL THE NEXT BORROWING BASE REPORT IS TIMELY DELIVERED.

               (f) Concurrently with the delivery of the financial statements pursuant to Section 10.3(a), (B), AND (C), A COMPLIANCE CERTIFICATE FROM THE BORROWER, CERTIFYING AS TO THE COMPANIES' COMPLIANCE WITH THE TERMS, COVENANTS, AND OTHER AGREEMENTS CONTAINED IN THE LOAN DOCUMENTS.

           (F) SECTIONS 10.4, 10.5, 10.6, 10.7, AND 10.8 are hereby entirely amended as follows:

               10.4 MINIMUM EBITDA. THE COMPANIES SHALL MAINTAIN A MINIMUM
                    EBITDA CALCULATED FOR THE THREE MONTHS ENDED JUNE 30, 2000, AND THEREAFTER ON A CUMULATIVE MONTHLY BASIS (BUILDING TO A 12 MONTH ROLLING CALCULATION), IN THE MINIMUM AMOUNTS AS OF THE FOLLOWING DATES:

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                             MINIMUM EBITDA               DATE
                             --------------               ----
                               $5,028,000             June 30, 2000
                               $5,783,000             July 31, 2000
                               $6,080,000            August 31, 2000
                               $6,532,000          September 30, 2000
                               $7,066,000           October 31, 2000
                               $8,297,000           November 30, 2000
                               $9,071,000           December 31, 2000

                    "SUBORDINATED DEBT" MEANS, AT ANY TIME, (A) DEBT OF ANY COMPANY INCURRED IN CONNECTION WITH BORROWER'S 12% SENIOR SUBORDINATED NOTES DUE MAY 1, 2003, IN THE PRINCIPAL AMOUNT OF $20,000,000, AND ANY NOTES GIVEN BY BORROWER IN EXCHANGE FOR THOSE NOTES IF THE NOTES SO GIVEN ARE SUBJECT TO THE SAME TERMS AS THE ORIGINAL NOTES (COLLECTIVELY, THE "SUBORDINATED NOTES"), AND (B) ANY OTHER DEBT OF ANY COMPANY
                    (I) INCURRED AT A TIME WHEN NO POTENTIAL DEFAULT OR DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THIS AGREEMENT, (II) THE INCURRENCE OF WHICH SHALL NOT CAUSE A POTENTIAL DEFAULT OR DEFAULT UNDER THIS AGREEMENT, (III) FOR WHICH NO SCHEDULED OR MANDATORY PRINCIPAL PAYMENT OR SINKING FUND PAYMENT IS DUE ON OR BEFORE THE EXPIRATION DATE, (IV) WHOSE COVENANTS ARE NO MORE RESTRICTIVE THAN THOSE SET FORTH IN THIS AGREEMENT, AND (V) THE PAYMENT OF WHICH IS SUBORDINATED TO DEBT OWED BY THE COMPANIES TO THE BANK IN A MANNER ACCEPTABLE TO THE BANK.

                    "EBITDA" FOR ANY PERIOD MEANS:

                    (A) THE SUM (WITHOUT DUPLICATION) OF THE FOLLOWING FOR THE
                        COMPANIES ON A CONSOLIDATED BASIS AND FOR THAT PERIOD TAKEN AS A SINGLE-ACCOUNTING PERIOD: (I) NET INCOME; MINUS (II) EXTRAORDINARY GAINS; MINUS (III) INCOME ATTRIBUTABLE TO MINORITY INTERESTS; PLUS (IV) CASH DIVIDENDS OR DISTRIBUTIONS ATTRIBUTABLE TO MINORITY INTERESTS, MINUS (V) INCOME FROM SUBSIDIARIES, JOINT VENTURES AND INVESTMENTS RECOGNIZED ON A CONSOLIDATED BASIS WHICH (A) THE SUBSIDIARY, JOINT VENTURE OR INVESTMENT IS RESTRICTED BY AUTHORITY, CONTRACT OR LAW FROM PAYING TO THE COMPANY IN THE FORM OF A DIVIDEND OR OTHER DISTRIBUTION, AND (B) THE COMPANY HAS NOT RECEIVED IN THE FORM OF A CASH DIVIDEND OR OTHER CASH DISTRIBUTION, PLUS (VI) NON-CASH EXTRAORDINARY LOSSES; PLUS (VII) TO THE EXTENT INCLUDED IN DETERMINING NET INCOME (A) INCOME TAXES, (B) INTEREST EXPENSE, (C) DEPRECIATION, AND (D) AMORTIZATION; AND

                    (B) UNLESS OTHERWISE SPECIFIED, IS DETERMINED (I) FOR A
                        PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS OF THAT PERSON TAKEN AS A SINGLE ACCOUNTING PERIOD, (II) EXCLUSIVE OF THE EBITDA OF ANY ENTITY (A) BEFORE IT BECAME A SUBSIDIARY OF A COMPANY OR TRANSFERRED SUBSTANTIALLY ALL OF ITS ASSETS TO A COMPANY OTHER THAN ANY ENTITY ACQUIRED BY ANY COMPANY WITHIN SUCH PERIOD, WHICH WILL BE ACCOUNTED FOR AS A "POOLING OF INTERESTS," THEN THE MOST RECENT FOUR FISCAL QUARTERS PERFORMANCE OF SUCH ENTITY WILL BE USED IN SUCH CALCULATION, REGARDLESS OF THE DATE OF ITS ACQUISITION BY A COMPANY, (B) AFTER IT IS DIRECTLY OR INDIRECTLY DISPOSED OF BY A COMPANY, AND (III) FOR PURPOSES OF CALCULATING EBITDA FOR ANY FISCAL QUARTER DURING THE FISCAL YEAR ENDING DECEMBER 31, 1998, EBITDA SHALL INCLUDE THE HISTORICAL EBITDA (AS ADJUSTED IN A MANNER ACCEPTABLE TO BANK) DURING SUCH PERIOD FOR ANY ENTITY PRIOR TO THE DATE IT BECAME A SUBSIDIARY OF A COMPANY, OR TRANSFERRED SUBSTANTIALLY ALL OF ITS ASSETS TO A COMPANY.

               10.5 INTENTIONALLY OMITTED.

               10.6 INTENTIONALLY OMITTED.

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               10.7 INTENTIONALLY OMITTED.

               10.8 INTENTIONALLY OMITTED.

           (G) SECTION 10.11 is entirely amended as follows:

               CAPITAL EXPENDITURES. NO COMPANY SHALL MAKE CAPITAL EXPENDITURES OTHER THAN PERMITTED CAPITAL EXPENDITURES. "PERMITTED CAPITAL EXPENDITURES" MEANS FOR ANY CALENDAR QUARTER, COMMENCING WITH THE QUARTER BEGINNING APRIL 1, 2000, A TOTAL AMOUNT OF CAPITAL EXPENDITURES THAT DOES NOT EXCEED $300,000 PER QUARTER, AND IN THE AGGREGATE THE SUM OF $700,000 FROM APRIL 1, 2000, THROUGH THE EXPIRATION DATE. ADDITIONALLY, THE BORROWER SHALL PROVIDE TO THE BANK WITHIN THIRTY (30) DAYS AFTER THE END OF EACH MONTH A REPORT OF THE CAPITAL EXPENDITURES FOR THE PRIOR MONTH AND A COMPARISON OF SUCH CAPITAL EXPENDITURES ACTUALLY INCURRED TO CAPITAL EXPENDITURES BUDGETED TO OCCUR IN SUCH CALENDAR MONTH AND FOR SUCH PERIOD OF TIME, COMMENCING WITH THE MONTH ENDING APRIL 30, 2000.

           (H) SECTION 10.17(A) is entirely amended as follows:

               (A) PROMPTLY UPON THE BORROWER BECOMING AWARE OF ANY PENDING OR THREATENED LITIGATION WHERE THE AMOUNT CLAIMED EXCEEDS $100,000, THE BORROWER SHALL REPORT SUCH PENDING OR THREATENED LITIGATION TO THE BANK IN WRITING AND SHALL FURTHERMORE REPORT TO THE BANK IN WRITING PROMPTLY ALL SETTLEMENTS THEREOF.

           (I) SECTION 10.25(D) is entirely amended and new subsections (N) and
               (O) are added to SECTION 10.25 to read as follows:

               (D) SALE, ASSIGN, LEASE, TRANSFER, OR OTHERWISE DISPOSE OF ANY OF ITS ASSETS (INCLUDING, WITHOUT LIMITATION, EQUITY INTERESTS IN ANY REPORTING COMPANY) EXCEPT, WITHOUT DUPLICATION (I) SALES AND DISPOSITIONS OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS, (II) SALES OF ASSETS WHICH ARE OBSOLETE OR ARE NO LONGER IN USE AND WHICH ARE NOT SIGNIFICANT TO THE CONTINUATION OF THAT COMPANY'S BUSINESS,
                    (III) SALES OF ASSETS (A) OBTAINED AS THE RESULT OF MERGERS AND CONSOLIDATIONS PERMITTED UNDER THIS AGREEMENT AND PERMITTED ACQUISITIONS AND (B) WHICH ARE UNNECESSARY TO THAT COMPANY'S BUSINESS OPERATIONS, (IV) SALES AND DISPOSITIONS FROM ANY COMPANY TO ANY OTHER COMPANY, (V) DISPOSITIONS OF ASSETS WHERE SUBSTANTIALLY SIMILAR ASSETS HAVE BEEN OR ARE SIMULTANEOUSLY BEING ACQUIRED, (VI) ARMS-LENGTH SALES AND DISPOSITIONS FROM ANY COMPANY TO ANY UNRESTRICTED SUBSIDIARY IN THE ORDINARY COURSE OF BUSINESS ON CUSTOMARY TRADE TERMS, AND (VII) DISPOSITIONS OF ASSETS ON OR PRIOR TO NOVEMBER 15, 1999, THE NET PROCEEDS OF WHICH DO NOT EXCEED $500,000 IN ANY FISCAL YEAR. PROVIDED, HOWEVER, WITH RESPECT TO ANY SALES OTHER THAN SALES OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS THE BANK SHALL RECEIVE AT LEAST FIVE (5) BANKING DAYS PRIOR WRITTEN NOTICE, AND WITH RESPECT TO SUBSECTIONS
                    (II), (III), AND (VI), THE PROCEEDS OF ALL SUCH SALES (OTHER THAN THE SALE OF CERTAIN ASSETS IN LOUISIANA FOR APPROXIMATELY $350,000 AND THE SALE OF CERTAIN ASSETS IN AUSTIN, TEXAS, FOR APPROXIMATELY $400,000 WHICH SALES CLOSED IN NOVEMBER 1999), EXCLUSIVE OF REASONABLE EXPENSES OF SELLING, SHALL BE IMMEDIATELY APPLIED TOWARDS THE REPAYMENT OF THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING NOTE, AND THE AMOUNT OF SUCH PROCEEDS SHALL ALSO CONSTITUTE A PERMANENT REDUCTION IN THE REVOLVING FACILITY COMMITMENT. SEVENTY-FIVE PERCENT (75%) OF THE PAYMENTS REQUIRED PURSUANT TO THE FOREGOING SENTENCE SHALL BE CREDITED TO THE SCHEDULED REDUCTIONS IN THE REVOLVING FACILITY COMMITMENT DUE ON DECEMBER 31, 2000, AND TWENTY-FIVE PERCENT (25%) OF SUCH PAYMENTS SHALL BE CREDITED TO THE SCHEDULED REDUCTION NEXT FOLLOWING THE DATE WHEN SUCH PAYMENT AND REDUCTION IS MADE.

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               (N)  ADDITIONALLY, THE REVOLVING FACILITY COMMITMENT SHALL BE
                    REDUCED BY ONE HUNDRED PERCENT (100%) OF ANY ALL TAX REFUNDS RECEIVED BY THE BORROWER, ALL OF WHICH SHALL BE APPLIED TO THE PRINCIPAL OWING TO THE BANK IMMEDIATELY UPON RECEIPT THEREOF BY THE BORROWER AND SHALL CONSTITUTE PERMANENT REDUCTIONS IN THE REVOLVING FACILITY COMMITMENT.

               (O) ADDITIONALLY, THE REVOLVING FACILITY COMMITMENT SHALL BE REDUCED BY THE GREATER OF (I) FIFTY PERCENT (50%) OF THE CASH PROCEEDS, NET OF REASONABLE EXPENSES OF ISSUANCE, OF ANY EQUITY ISSUED BY ANY COMPANY (OTHER THAN THE $5,000,000 IN PREFERRED STOCK TO BE ISSUED BY THE BORROWER ON APRIL 30, 2000, AS DESCRIBED IN THE TENTH AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT AND WAIVER DATED AS OF MARCH 31,
                    2000) OR (II) THE AMOUNT OF SUCH NET PROCEEDS REQUIRED TO REDUCE THE REVOLVING FACILITY COMMITMENT TO AN AMOUNT NOT IN EXCESS OF THE ADJUSTED BORROWING BASE MOST RECENTLY REPORTED TO THE BANK.

               (J)  SECTION 10.25(L) is hereby amended to read as follows:

                    (L) CONSENT TO OR PERMIT TO EXIST ANY AMENDMENT TO OR RESCISSION OF THAT CERTAIN WAIVER TO NOTE PURCHASE AGREEMENT DATED AS OF APRIL 13, 2000, AMONG THE HOLDERS OF THE SUBORDINATED NOTES AND THE BORROWER, OR MAKE ANY PAYMENTS OF ACCRUED AND UNPAID INTEREST UNDER THE SUBORDINATED NOTES AT A TIME WHEN FAILURE TO MAKE SUCH PAYMENTS WILL NOT CAUSE A DEFAULT UNDER SUCH SUBORDINATED NOTES.

               (K) A new SECTION 10.31 is hereby added to the Loan Agreement to read as follows:

                    10.31 FILING OF TAX RETURN. ON OR BEFORE APRIL 17, 2000, THE
                          BORROWER SHALL FILE THE NECESSARY TAX RETURN FOR ITS PENDING TAX REFUND IN THE ESTIMATED AMOUNT OF $3,600,000 WITH THE UNITED STATES INTERNAL REVENUE SERVICE, AND SHALL PROMPTLY PROVIDE A COPY OF SUCH TAX RETURN TO THE BANK.

               (L) SECTION 12.1 is hereby amended to read as follows:

                    12.1 FAILURE TO PAY. THE BORROWER FAILS TO MAKE A PAYMENT UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE PAYMENTS REQUIRED UNDER SECTIONS 2.4(E), 10.25(D), 10.25(N), AND 10.25(O), AND WITH RESPECT SOLELY TO INTEREST PAYMENTS, SUCH FAILURE CONTINUES FOR FIVE DAYS AFTER THE DATE WHEN DUE.

      3. WAIVERS. Subject to the terms and conditions hereof, Bank hereby waives, but only during the Waiver Period (hereinafter defined), the Specified Defaults (hereinafter defined); PROVIDED, HOWEVER, that Bank's waiver of the Specified Defaults and its rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Default or Potential Default, whether arising as a result of further violations of any provision of the Loan Agreement previously violated, or a waiver of any rights and remedies arising as a result of such other Defaults or Potential Defaults. As used herein, "WAIVER PERIOD" shall mean the period commencing on the effective date of this Amendment and terminating on the earlier to occur of (i) any further Default or Potential Default, and (ii) February 2, 2001. As used herein, "SPECIFIED DEFAULTS" shall mean the existence of an Event of Default under Section 12.12 as a result of the Borrower's failure to pay amounts due in October and November 1999 to Sam Perricone Citrus Co.-related Persons and to Preston and Connie Thompson exceeding $750,000 in the aggregate. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

      4. CONDITIONS PRECEDENT. This Amendment will not become effective until all corporate actions of Borrower and each of the Subsidiary/Debtors taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to the Bank, and each of the following conditions precedent shall have been satisfied, all of which must occur on or before April 17, 2000:

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           (a) Bank has received counterparts of this Amendment duly executed and duly delivered by Bank, Borrower, and each other party named on the signature page below.

           (b) All fees and expenses, including reasonable legal and other professional fees and expenses incurred on or prior to the date of this Amendment by the Bank, including without limitation the fees and expenses of legal counsel and financial advisors to the Bank, shall have been paid to the extent that same had been billed.

           (c) The Bank shall have received a certificate of the Borrower certifying as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in the Loan Agreement, the other Loan Documents and this Amendment, that there exists no Default or Potential Default after giving effect to this Amendment, and that the execution, delivery and performance of this Amendment will not cause a Default or Potential Default.

           (d) The Bank shall have received such other documents, instruments and certificates, in form and substance reasonably satisfactory to the Bank, as the Bank shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the boards of directors of each of Borrower and each Subsidiary/Debtor which is a party to the documents contemplated by this Amendment.

           (e) The Bank shall have received a facility fee in the amount of $47,500.

           (f) Borrower shall have executed and delivered to the Bank, or cause to be executed and delivered to the Bank, the following documents and other items, each satisfactory to the Bank:

               i. The Borrower shall deliver to the Bank, to be attached to this Amendment as Schedule 2 hereto, an updated listing of any and all payments of principal, interest, earn-out, contingency payment, or other obligation owed by any Company to any Person which were incurred in connection with the acquisition by Company of substantially all of the business (or part of a business) or shares of a Person, whether pursuant to an asset acquisition or a stock purchase, including the amount of such payment, the date on which such payment is due, the Person to whom such payment is owed, and any grace period currently available with respect to such payment.

                    (a) The Borrower shall simultaneously receive an audit
                        opinion without a going concern modification and shall have deliver a copy thereof to the Bank.

                    (b) The Borrower shall execute and deliver or cause to be
                        executed and delivered to the Bank, in form and substance reasonably satisfactory to the Bank and its counsel, the items delineated on Schedule 1 hereto.

      5. FURTHER AMENDMENTS UPON SATISFACTION OF CONDITIONS SUBSEQUENT. If the Borrower provides to the Bank on or before 2:00 p.m., Dallas, Texas time on April 30, 2000, satisfactory evidence that it has received on or after March 31, 2000, and on or before 2:00 p.m., Dallas, Texas time on April 30, 2000, proceeds of the issuance of preferred stock of the Borrower in an amount not less than $5,000,000 net of reasonable expenses of issuance and upon terms and conditions satisfactory to the Bank, the Loan Agreement shall, effective April 30, 2000, be further amended as follows so long as no Default then exists:

           (A) SECTION 2.1(A) is entirely amended as follows:

               DURING THE AVAILABILITY PERIOD DESCRIBED BELOW, THE BANK WILL PROVIDE A LINE OF CREDIT TO THE BORROWER. THE AMOUNT OF THE LINE OF CREDIT (THE "REVOLVING FACILITY COMMITMENT") IS, FROM MARCH 31, 2000, THROUGH MAY 30, 2000, $21,000,000, FROM MAY 31, 2000,
               THROUGH JUNE 29, 2000, $20,000,000, FROM JUNE 30, 2000, THROUGH
               JULY 30, 2000, $19,000,000, FROM JULY 31,

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               2000, THROUGH AUGUST 30, 2000, $18,000,000, FROM AUGUST 31, 2000,
               THROUGH SEPTEMBER 29, 2000, $17,000,000, FROM SEPTEMBER 30, 2000, THROUGH OCTOBER 30, 2000, $16,000,000, FROM OCTOBER 31, 2000,
               THROUGH DECEMBER 30, 2000, $15,750,000, AND, THEREAFTER, $14,500,000. PROVIDED, HOWEVER, THAT SHOULD THE BORROWER RECEIVE AND PAY TO THE BANK THE TAX REFUND CONTEMPLATED BY SECTION 10.31 OF THIS AGREEMENT ON OR BEFORE OCTOBER 31, 2000, THE $250,000 REDUCTION OF THE REVOLVING FACILITY COMMITMENT SCHEDULED FOR OCTOBER 31, 2000, SHALL NOT BE REQUIRED AND THE REVOLVING
               FACILITY COMMITMENT FROM SEPTEMBER 30, 2000, THROUGH DECEMBER 30, 2000, SHALL BE $16,000,000, AND THE REVOLVING FACILITY COMMITMENT FROM DECEMBER 31, 2000, AND THEREAFTER SHALL BE $14,500,000. EXCEPT AS SPECIFICALLY PROVIDED IN SECTION 10.25(D), ALL
               REVOLVING FACILITY COMMITMENT REDUCTIONS PROVIDED FOR ELSEWHERE
               IN THIS AGREEMENT SHALL BE IN ADDITION TO THE REVOLVING FACILITY COMMITMENT REDUCTIONS CONTEMPLATED BY THIS SECTION 2.1(A).

           (B) SECTIONS 2.4(E) is entirely amended to read as follows:

               (E) THE BORROWER WILL PAY ON MARCH 15, 2000, MARCH 30, 2000, MAY 31, 2000, JUNE 30, 2000, JULY 31, 2000, AUGUST 31, 2000,
                    SEPTEMBER 30, 2000, OCTOBER 31, 2000, AND DECEMBER 31, 2000, PRINCIPAL OUTSTANDING UNDER THE REVOLVING NOTE TO THE EXTENT THAT THE PRINCIPAL AMOUNT THEREOF OUTSTANDING ON SUCH DATES PLUS THE OUTSTANDING AMOUNTS OF ANY LETTERS OF CREDIT ON SUCH DATES (INCLUDING THE FACE AMOUNT OF ALL UNDRAWN AND UNCANCELLED LETTERS OF CREDIT AND AMOUNTS DRAWN ON LETTERS OF CREDIT AND NOT YET REIMBURSED), EXCEEDS THE REVOLVING FACILITY COMMITMENT ON SUCH DATES.

           (C) SECTION 10.4 is hereby entirely amended as follows:

               10.4 MAXIMUM ADJUSTED BORROWING BASE SHORTFALL. IF AT ANY TIME
                    THE REVOLVING FACILITY COMMITMENT MINUS THE ADJUSTED BORROWING BASE (CALCULATED AS OF THE END OF THE MOST RECENTLY PRECEDING CALENDAR MONTH) EXCEEDS THE AMOUNTS SET FORTH BELOW ON OR AFTER EACH DATE SET FORTH BELOW UNTIL THE DAY BEFORE THE NEXT SUCH DATE, THE COMPANY SHALL IMMEDIATELY PAY TO THE BANK ANY SUCH SHORTFALL.

                                 AMOUNT             DATE
                                 ------             ----
                               $9,000,000        May 31, 2000
                               $8,000,000      August 31, 2000
                               $7,500,000    September 30, 2000
                               $5,000,000      October 31, 2000
                               $4,500,000     November 30, 2000
                               $4,000,000     December 31, 2000

                    PROVIDED, HOWEVER, TO THE EXTENT THAT THE REVOLVING FACILITY COMMITMENT REDUCTION REQUIRED BY SECTION 10.25(N) HEREOF HAS NOT OCCURRED ON OR PRIOR TO NOVEMBER 30, 2000, THE AMOUNT SET FORTH ABOVE FOR OCTOBER 31, 2000 SHALL BE $7,000,000 UNTIL THE EARLIER OF THE TIME THAT SUCH REVOLVING FACILITY COMMITMENT REDUCTION OCCURS OR NOVEMBER 30, 2000.

                    "SUBORDINATED DEBT" MEANS, AT ANY TIME, (A) DEBT OF ANY COMPANY INCURRED IN CONNECTION WITH BORROWER'S 12% SENIOR SUBORDINATED NOTES DUE MAY 1, 2003, IN THE PRINCIPAL AMOUNT OF $20,000,000, AND ANY NOTES GIVEN BY BORROWER IN EXCHANGE FOR THOSE NOTES IF THE NOTES SO GIVEN ARE SUBJECT TO THE SAME TERMS AS THE ORIGINAL NOTES (COLLECTIVELY, THE "SUBORDINATED NOTES"), AND (B) ANY OTHER DEBT OF ANY COMPANY
                    (I) INCURRED AT A TIME WHEN NO POTENTIAL DEFAULT OR DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THIS AGREEMENT, (II) THE INCURRENCE OF WHICH SHALL NOT CAUSE A POTENTIAL DEFAULT OR DEFAULT UNDER THIS AGREEMENT (III) FOR WHICH NO SCHEDULED OR MANDATORY PRINCIPAL PAYMENT OR SINKING FUND PAYMENT IS DUE ON OR BEFORE THE EXPIRATION DATE, (IV) WHOSE

                    COVENANTS ARE NO MORE RESTRICTIVE THAN THOSE SET FORTH IN THIS AGREEMENT, AND (V) THE PAYMENT OF WHICH IS SUBORDINATED TO DEBT OWED BY THE COMPANIES TO THE BANK IN A MANNER ACCEPTABLE TO THE BANK.

           (D) SECTION 10.12 is hereby amended to read as follows:

               10.12 DIVIDENDS. THE BORROWER SHALL NOT DECLARE OR PAY ANY
                     DIVIDENDS ON ANY OF ITS SHARES EXCEPT DIVIDENDS PAYABLE IN CAPITAL STOCK OF THE BORROWER, AND THE BORROWER SHALL NOT PURCHASE, REDEEM OR OTHERWISE ACQUIRE FOR VALUE ANY OF ITS SHARES, OR CREATE ANY SINKING FUND IN RELATION THERETO; PROVIDED, HOWEVER, THAT SO LONG AS PRIOR TO THE TIME OF SUCH PAYMENT THE REVOLVING FACILITY COMMITMENT HAS BEEN REDUCED AS CONTEMPLATED BY SECTION 10.25(N) HEREOF AND NO DEFAULT THEN EXISTS OR WILL RESULT THEREFROM, THE BORROWER MAY PAY CASH DIVIDENDS IN AN AMOUNT NOT TO EXCEED $300,000 ON A DATE NOT BEFORE NOVEMBER 1, 2000, WITH RESPECT TO ITS PREFERRED STOCK ISSUED ON OR ABOUT APRIL 30, 2000.

           (E) SECTION 10.25(N) is hereby amended to read as follows:

                    (N) ADDITIONALLY, THE REVOLVING FACILITY COMMITMENT SHALL BE REDUCED ON OR BEFORE NOVEMBER 30, 2000, BY THE GREATER OF $3,600,000 OR ONE HUNDRED PERCENT (100%) OF ANY ALL TAX REFUNDS RECEIVED BY THE BORROWER, ALL OF WHICH SHALL BE APPLIED TO THE PRINCIPAL OWING TO THE BANK IMMEDIATELY UPON RECEIPT THEREOF BY THE BORROWER AND SHALL CONSTITUTE PERMANENT REDUCTIONS IN THE REVOLVING FACILITY COMMITMENT.

           (F) SECTION 12.1 is hereby amended to read as follows:

               12.1 FAILURE TO PAY. THE BORROWER FAILS TO MAKE A PAYMENT UNDER
                    THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE PAYMENTS REQUIRED UNDER SECTION 2.4(E), SECTIONS 10.4, 10.25(D), 10.25(N), AND 10.25(O), AND WITH RESPECT SOLELY TO INTEREST PAYMENTS, SUCH FAILURE CONTINUES FOR FIVE DAYS AFTER THE DATE WHEN DUE.

      6. RELEASE. In consideration of the Bank's agreements herein and certain other good and valuable consideration, Borrower hereby expressly acknowledges and agrees that as of the date hereof it has no setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against the Bank or any grounds or cause for reduction, modification or subordination of the obligations or owed to the Bank or any liens or security interests of the Bank. To the extent Borrower may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, Borrower hereby waives, and hereby releases the Bank from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

      7. CONTINUED EFFECT. Except to the extent provided herein, all terms, provisions, and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed, and the Loan Agreement and the other Loan Documents shall remain enforceable and binding in accordance with their respective terms. Borrower and each Subsidiary/Debtor confirms and agrees that the other Loan Documents, and the guaranties, liens, and security interests granted therein, shall continue to assure and secure Borrower's obligations and indebtedness to Bank, direct or indirect, arising pursuant to the Revolving Note and the Loan Agreement, whether or not such other Loan Documents shall be expressly affected by this Amendment. All references in the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement affected by this Amendment.

      8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts. Telecopies of signatures shall be binding and effective as originals.

      9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and inure to be the benefit of, the parties hereto and their respective heirs, administrators, successors and assigns.

      10. NO ORAL AGREEMENTS. THIS WRITTEN DOCUMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

      12. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

      [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK - SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK OF AMERICA, N.A. (formerly        FRESH AMERICA CORP., as BORROWER
Bank of America NT & SA, successor
in interest by merger with Bank of
America, N.A., formerly
NationsBank, N.A.), as BANK


By   /S/ WILLIAM E. LIVINGSTONE, IV    By   /S/ JOHN H. GRAY,
     ------------------------------         -----------------
     Managing Director                      Executive Vice President

                              CONSENT AND AGREEMENT

To induce Bank to enter into this Amendment the undersigned jointly and severally (a) consent and agree to this Amendment's execution and delivery and the terms hereof, including without limitation the amendments to the Security Agreement and the Guaranty, (b) ratify and confirm that all guaranties, assurances, liens, and subordinations granted, conveyed, or assigned to Bank under the Loan Documents (as they may have been renewed, extended, and amended)
(i) are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (ii) continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future obligations under the Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Bank and its successors and permitted assigns.

COLUMBIA MARKETING SERVICES, INC.,
JNC ACQUISITION CORP.,
FRESH AMERICA ARIZONA, INC.,
FRESH AMERICA CALIFORNIA, INC.,
ELEANOR CORPORATION,
TORONTO CORPORATION,
FRESH AMERICA LOUISIANA, INC.,
FRESH AMERICA GEORGIA, INC.,
FRESH AMERICA FLORIDA, INC.,
HEREFORD HAVEN, INC.,
FRANCISCO ACQUISITION CORP.,
ALLIED-PERRICONE, INC., F/K/A SAM PERRICONE CITRUS CO., each as a SUBSIDIARY/DEBTOR


By    John H. Gray, Vice President of each of the above companies

                                   SCHEDULE 1

                         ADDITIONAL CONDITIONS PRECEDENT

1. The Borrower shall execute and deliver or cause to be executed and delivered to the Bank mortgages or deeds of trust, as appropriate, in form and substance satisfactory to the Bank, granting to Bank a priority (except for certain customary permitted encumbrances as delineated on title reports delivered to the Bank and including zoning restrictions, easements, licenses, or other minor irregularities of title which do not in the aggregate materially detract from the value of the property or materially impair the use thereof) lien upon all real property owned by the Borrower and the Subsidiary/Debtors other than the Unrestricted Subsidiaries (the "Deeds of Trust"), as security for the payment and performance of all now existing and hereafter owing obligations, indebtedness and liabilities owed by the Borrower to the Bank, and all renewals, extensions and modifications thereof, which real property Bank currently does not have a lien upon, together with such UCC-1 financing statements as the Bank may require to confirm the perfection of its security interest in the Collateral, which lien shall be prior to all liens other than an existing lien in favor of Bank One, Texas, N.A. Such Deed of Trust lien upon the Austin Property shall be held and filed only in accordance with Section 6.2(d) of the Loan Agreement.

2. The Borrower shall cause 1277649 Ontario Limited and Sarfog, Inc. to deliver to the Bank an Additional Subsidiaries Supplement to the Security Agreement, granting to the Bank a first priority perfected security interest in sixty-five percent (65%) of the present and future issued and outstanding capital stock and other equity securities issued by all foreign Subsidiaries of any Company upon which the Bank does not currently have a lien, and evidence of corporate authority with respect to such security interests.

                                   SCHEDULE 2

                              ACQUISITION PAYMENTS

                                                         DATE    ANY AVAILABLE
       OBLIGOR          AMOUNT           PAYEE           DUE      GRACE PERIOD
--------------------  ----------  --------------------  ------  ---------------

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--------------------  ----------  --------------------  ------  ---------------

--------------------  ----------  --------------------  ------  ---------------

--------------------  ----------  --------------------  ------  ---------------

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                                       12